Exhibit 23.1
                          CONSENT OF INDEPENDENT AUDITORS
                          -------------------------------


  The Board of Directors and Stockholders of
  GKN Holding Corp.:

  We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.



                                     /s/ KPMG Peat Marwick LLP


  New York, New York
  June 4, 1996